UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2006

CHRISTOPHER & BANKS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-31390	06-1195422
(Commission File Number)	(IRS Employer
Identification No.)

2400 Xenium Lane North
Plymouth, Minnesota 55441
(Address of Principal Executive Offices) (Zip Code)

(763) 551-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On December 13, 2006, pursuant to a recommendation by the Compensation Committee, the Board of Directors of Christopher & Banks Corporation (the “Company”) accelerated the promotion of Matthew Dillon from President and Chief Merchandising Officer to President and Chief Executive Officer to January 1, 2007.  The Company had previously announced that Mr. Dillon would become Chief Executive Officer on March 1, 2007.  Mr. Dillon will also become a director on January 1, 2007; however, he will not serve on any Board committees.  On December 14, 2006, in connection with the promotion, the Executive Employment Agreement dated June 12, 2006 between the Company and Mr. Dillon was amended.  Pursuant to the amended Executive Employment Agreement,  the term of the Mr. Dillon’s Agreement will be June 12, 2006 through February 28, 2010 and his base salary will increase from $475,000 to $775,000 on January 1, 2007.  The June 12, 2006 Executive Employment Agreement was described in the Company’s Form 8-K filed on June 15, 2006 and filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the Quarter Ended May 27, 2006 filed on July 6, 2006.

Mr. Dillon has served as President and Chief Merchandising Officer since December 2005.  Mr. Dillon held the position of Executive Vice President and Chief Merchandising Officer upon joining the Company in May 2005.  Prior to joining the Company, Mr. Dillon served as Vice President and Director of Merchandising for Coldwater Creek from June 2001 to April 2005.  Prior to joining Coldwater Creek he held executive or senior merchandising positions with the Mark Group, Bear Creek Corporation and Spiegel.

In addition, on December 14, 2006, in connection with the acceleration of the promotion of Mr. Dillon, the Company and Joseph E. Pennington executed Amendment No. 3 to the Executive Employment Agreement between Mr. Pennington and the Company dated March 1, 2002.  Pursuant to the amended Executive Employment Agreement, Mr. Pennington will resign as Chief Executive Officer as of the close of business on December 31, 2006, and all references to the termination date of February 28, 2007 will be changed to December 31, 2006.  In accordance with the amendment, Mr. Pennington will continue receiving his current base salary until February 28, 2007. Mr. Pennington will also resign as a director on December 31, 2006.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits:

10.1                           Amendment No. 3 to Amended and Restated Executive Employment Agreement between the Company and Joseph E. Pennington dated December 14, 2006

99.1         Press release dated December 14, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Christopher & Banks Corporation

Date: December 19, 2006	By:	/s/ Andrew K. Moller
Andrew K. Moller
Executive Vice President and Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

CHRISTOPHER & BANKS CORPORATION

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
December 13, 2006	000-31390

CHRISTOPHER & BANKS CORPORATION

EXHIBIT NO.	ITEM

10.1	Amendment No. 3 to Amended and Restated Executive Employment Agreement between the Company and Joseph E. Pennington dated December 14, 2006

99.1	Press release dated December 14, 2006